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                                 Exhibit 10.15

                          (Form of Warrant Agreement)


                         APOLLO BIOPHARMACEUTICS, INC.


                                      AND


                   AMERICAN STOCK TRANSFER AND TRUST COMPANY


                               WARRANT AGREEMENT


                          Dated as of March __, 1997

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            WARRANT AGREEMENT, dated the _____ day of March, 1997 (this
"Agreement"), between Apollo BioPharmaceutics, Inc., a Delaware corporation (the "Company"), and American Stock Transfer and Trust Company, a __________________ corporation, as Warrant Agent (the "Warrant Agent").

                              W I T N E S E T H:

            WHEREAS, in connection with (i) the offering to the public (the "Public Offering") of up to 1,200,000 shares of the Company's Common Stock (defined below), $0.02 par value per share, and up to 1,200,000 redeemable warrants, each such redeemable warrant entitling the registered holder thereof to purchase one share of Common Stock upon the terms and subject to the conditions set forth in this Agreement (collectively, the "Redeemable Warrants"), (ii) the over- allotment option to purchase up to an additional 180,000 shares of Common Stock and up to an additional 180,000 Redeemable Warrants (the "Over-Allotment Option"), and (iii) the sale to First United Equities Corporation, its successors and assigns (collectively, the "Representative") of warrants (the "Representative's Warrants") to purchase up to 120,000 shares of Common Stock, the Company will issue up to 1,380,000 Redeemable Warrants and up to 120,000 Representative's Warrants (all of such Redeemable Warrants and Representative's Warrants being hereinafter referred to, collectively, as the "Warrants" and individually as a "Warrant"); and

            WHEREAS, the Company desires to provide for the issuance of certificates representing the Warrants; and

            WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer and exchange of certificates representing the Warrants and the exercise of the Warrants.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, the Representative, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto agree as follows:

            SECTION 1. Definitions. As used herein, the following terms shall have the following meanings:

            (a) "Securities Act" shall mean the Securities Act of 1933, as amended.

            (b) "Business Day" shall mean any day other than a Saturday or Sunday on which banks in The City of New York are not authorized or required to close.

            (c) "Change of Shares" shall have the meaning ascribed to it in
Section 8(a)(i).

            (d) "Commission" shall mean the Securities and Exchange Commission.


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            (e) "Common Stock" shall mean stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the voting and in the distribution of earnings and assets of the Company without limit as to amount or percentage.

            (f) "Convertible Securities" shall have the meaning ascribed to it in Section 8(b).

            (g) "Corporate Office" shall mean the office of the Warrant Agent (or its successor) at which at any particular time its principal business in New York, New York shall be administered, which office is located on the date hereof at ___________________, New York, New York 100__

            (h) "Current Market Price" per share of Common Stock on any date herein specified shall mean the average of the highest quoted daily closing prices of the Common Stock for the ten Trading Days preceding such date. The closing price of the Common Stock on each Trading Day shall be (A) the average closing bid price for the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System or (B) the closing sale price on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange.

            (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (j) "Exercise Date" shall mean, subject to the provisions of Section 5(b) hereof, as to any Warrant, the date on which the Warrant Agent shall have received both (i) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (ii) payment in cash or by certified or bank check made payable to the Company, of the amount in lawful money of the United States of America equal to the applicable Exercise Price.

            (k) "Exercise Price" shall mean the purchase price per share of Common Stock that must be paid to the Company as a condition precedent to the exercise of a Warrant, which amount shall initially be, subject to modification and adjustment as provided in Section 8 hereof, $___ [130% of the initial public offering price of the Common Stock] and further subject, in either case, to the Company's right, in its sole discretion, to decrease the Exercise Price for a period of not less than 30 days on not less than 30 days' prior written notice to the Registered Holders and the Representative.

            (l) "Initial Warrant Exercise Date" shall mean March __, 1997 [the date of the Prospectus].

            (m) "Initial Warrant Redemption Date" shall mean March __, 1998 [12 months from the date of the Prospectus].

            (n) "Redemption Date" shall mean with respect to any Redeemable Warrant, the date on which such Redeemable Warrant will be redeemed, as set forth in a notice given with respect to such Redeemable Warrants pursuant to
Section 9.


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            (o) "Redemption Price" shall mean $0.25 per Warrant.

            (p) "Registered Holder" shall mean the person in whose name any certificate representing the Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 6 hereof.

            (q) "Representative's Warrant Agreement" shall mean the agreement dated as of March __, 1997 [the settlement date] between the Company and the Representative relating to and governing the terms and provisions of the Representative's Warrants.

            (r) "Subsidiary" or "Subsidiaries" shall mean any corporation or corporations, as the case may be, of which stock having ordinary power to elect a majority of the Board of Directors of such corporation (regardless of whether or not at the time stock of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

            (s) "Trading Day" shall mean any day other than a Saturday or Sunday on which the principal market on which Common Stock is traded is open for trading.

            (t) "Transfer Agent" shall mean American Stock Transfer and Trust Company, New York, New York, or its authorized successor.

            (u) "Underwriting Agreement" shall mean the underwriting agreement dated March __, 1997 [the date of the Prospectus] between the Company and the Representative, as representative of the several underwriters, relating to the purchase for resale to the public of shares of Common Stock and Redeemable Warrants.

            (v) "Warrant Agent" shall have the meaning specified in the introduction.

            (w) "Warrant Certificates" shall mean (i) in the case of Redeemable Warrants, certificates representing each of the Redeemable Warrants substantially in the form annexed hereto as Exhibit A and (ii) in the case of Representative's Warrants, certificates representing each of the Representative's Warrants substantially in form annexed hereto as Exhibit B and "Warrant Certificate" shall mean any one of them.

            (x) "Warrant Expiration Date" shall mean, with respect to the Redeemable Warrants and the Representative's Warrants, 5:00 p.m. (New York time) on March __, 2002 [the date which is the fifth anniversary of the Initial Warrant Exercise Date], or, if such date shall not be a Business Day, then 5:00 p.m. (New York time) on the next following Business Day, subject to the Company's right, prior to the Warrant Expiration Date, in its sole discretion, to extend such Warrant Expiration Date on five Business Days' prior written notice to the Registered Holders.


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            SECTION 2. Warrants and Issuance of Warrant Certificates. (a) One
Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase at the Exercise Price therefor from the Initial Warrant Exercise Date until the Warrant Expiration Date, one share of Common Stock upon the exercise thereof, subject to modification and adjustment as provided in Section 8 hereof.

            (b) Upon execution of this Agreement, Warrant Certificates representing 1,200,000 Redeemable Warrants to purchase up to an aggregate of 1,200,000 shares of Common Stock (subject to modification and adjustment as provided in Section 8 hereof) shall be executed by the Company and delivered to the Warrant Agent.

            (c) Upon exercise of the Over-Allotment Option, in whole or in part, Warrant Certificates representing up to 180,000 Redeemable Warrants to purchase up to an aggregate of 180,000 shares of Common Stock (subject to modification and adjustment as provided in Section 8) shall be executed by the Company and delivered to the Warrant Agent.

            (d) On the Initial Warrant Exercise Date, Warrant Certificates representing 120,000 Representative's Warrants to purchase up to an aggregate of 120,000 shares of Common Stock (subject to modification and adjustment as provided in Section 8 hereof), shall be countersigned, issued and delivered by the Warrant Agent upon written order of the Company signed by its Chairman of the Board, President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary.

            (e) From time to time, up to the Warrant Expiration Date, as the case may be, the Warrant Agent shall countersign and deliver Warrant Certificates in required denominations of one or whole number multiples thereof to the person entitled thereto in connection with any transfer or exchange permitted under this Agreement. No Warrant Certificates shall be issued except
(i) Warrant Certificates initially issued hereunder, (ii) Warrant Certificates issued upon any transfer or exchange of Warrants, (iii) Warrant Certificates issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7 hereof, (iv) Warrant Certificates issued pursuant to the Representative's Warrant Agreement, and (v) at the option of the Company, Warrant Certificates in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Exercise Price, the number of shares of Common Stock purchasable upon exercise of the Warrants or the Redemption Price therefor made pursuant to Section 8 hereof.

            SECTION 3. Form and Execution of Warrant Certificates. (a) The Warrant Certificates representing Redeemable Warrants shall be substantially in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and the Warrant Certificates representing the Representative's Warrants shall be substantially in the form annexed hereto as Exhibit B (the provisions of which are hereby incorporated herein). All of such Warrant Certificates may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date


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of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates).

            (b) Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before the date of issuance of the Warrant Certificates or before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

            SECTION 4. Exercise. (a) Warrants in denominations of one or whole number multiples thereof may be exercised commencing at any time on or after the Initial Warrant Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein (including the provisions set forth in Sections 5 and 9 hereof) and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, provided that the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, together with payment in cash or by certified or bank check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Exercise Price has been received in good funds by the Warrant Agent. The person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of such securities as of the close of business on the Exercise Date. If Warrants in denominations other than one or whole number multiples thereof shall be exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of full shares of Common Stock issuable upon such exercise. As soon as practicable on or after the Exercise Date and in any event within five Business Days after such date, if one or more Warrants have been exercised, the Warrant Agent on behalf of the Company shall cause to be issued to the person or persons entitled to receive the same a Common Stock certificate or certificates for the shares of Common Stock deliverable upon such exercise, and the Warrant Agent shall deliver the same to the person or persons entitled thereto. Upon the exercise of any one or more Warrants, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of securities delivered upon such exercise and, subject to subsection (b) below, shall cause all payments of an amount, in cash or by check made payable to the order of the Company, equal to the Exercise Price for such Warrants less any amount payable to the Representative under Section 4(b) below, to be deposited promptly in the Company's bank account.

            (b) At any time upon the exercise of any one or more Redeemable Warrants, the Warrant Agent shall, on a daily basis, within five Business Days after such exercise, notify the Representative, its successors or assigns of the exercise of any such Redeemable Warrants and shall, on a weekly basis (subject to collection of funds constituting the tendered Exercise Price,


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but in no event later than five Business Days after the last day of the calendar week in which such funds were tendered), remit to the Representative an amount equal to five percent of the Exercise Price of such Redeemable Warrants being then exercised; provided, however, that the Warrant Agent shall not be obligated to pay any amounts pursuant to this Section 4(b) during any week that such amounts payable are less than $1,000 and the Warrant Agent's obligation to make such payments to the Representative shall be suspended until the amount payable aggregates $1,000; and provided, further, that, in any event, any such payment (regardless of amount) shall be made not less frequently than monthly; and provided, further, that such remittance to the Representative shall not be made with respect to any exercise of any Redeemable Warrant (i) that has an Exercise Price greater than the Current Market Price on the date of exercise, (ii) if such Redeemable Warrant is held in a discretionary account at the time of exercise and prior specific approval for exercise is not received from the Registered Holder thereof, or (iii) if the exercise of such Redeemable Warrant was not solicited by the Representative.

            (c) The Company shall not be obligated to issue any fractional share interests or fractional warrant interests upon the exercise of any Warrant or Warrants, but instead shall pay cash in lieu of fractional interests based upon the current market value of any fractional shares.

            (d) The Warrant Agent shall retain for a period of two years from the date of exercise any Warrant Certificate received by it upon such exercise.

            SECTION 5. Reservation of Shares; Listing; Payment of Taxes; etc.
(a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery thereof against payment of the Exercise Price therefor, be duly and validly issued and fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each securities exchange or approved for quotation on any automated quotation system, if any, on which the other shares of outstanding Common Stock of the Company are then listed or quoted.

            (b) The Company covenants that if any securities to be reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company shall file a registration statement under the federal securities laws or a post-effective amendment, use its reasonable efforts to cause the same to become or remain effective and to keep such registration statement current while any of the Warrants are outstanding, and deliver a prospectus which complies with Section 10(a)(3) of the Securities Act, to the Registered Holder exercising the Warrant (except, if in the opinion of counsel to the Company, such registration is not required under the federal securities law or if the Company receives a letter from the staff of the Commission stating that it would not take any enforcement action if such registration is not effected). The Company will use its reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws for the purpose of enabling the exercise of the Warrants, provided, that the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of


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process in any such jurisdiction, or to make any changes in its capital structure or in any other material aspect of its business or to enter into any material agreement with any state securities authority, including any agreements to escrow any shares of its capital stock. With respect to any such securities, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

            (c) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

            (d) The Warrant Agent is hereby irrevocably authorized as the Transfer Agent to requisition from time to time certificates representing shares of Common Stock or other securities required upon exercise of the Warrants, and the Company will comply with all such requisitions.

            (e) Prior to the exercise of any Warrant, the Registered Holder thereof, as such, shall not be entitled to any rights of a stockholder of the Company, including without limitation the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of proceedings of the Company except as required by applicable law or provided herein, in the Representative's Warrant Agreement, and the Underwriting Agreement.

            SECTION 6. Exchange and Registration of Transfer. (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants or may be transferred in whole or in part. Warrant Certificates to be so exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

            (b) The Warrant Agent shall keep, at such office, books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

            (c) With respect to any Warrant Certificates presented for registration of transfer, or for exchange or exercise, the assignment or exercise form, as the case may be, on the reverse thereof shall be duly endorsed or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder thereof or the Registered Holder's agent duly authorized in writing.


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            (d) No service charge shall be made for any exchange or registration of transfer of Warrant Certificates. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

            (e) All Warrant Certificates surrendered for exercise or for exchange shall be promptly cancelled by the Warrant Agent.

            (f) Prior to due presentment for registration or transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made) for all purposes and shall not be affected by any notice to the contrary.

            SECTION 7. Loss or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and (in the case of loss, theft or destruction) of indemnity satisfactory to them, and (in case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall countersign and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants. Applicants for a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

            SECTION 8. Adjustment of Purchase Price and Number of Shares of Common Stock. (a) In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise price shall forthwith be proportionately decreased in the case of a subdivision or increased in the case of a combination.

            (b) In case the Company shall pay a dividend in, or make a distribution of, shares of Common Stock or of the Company's capital stock convertible into shares of Common Stock, the Exercise price shall forthwith be proportionately decreased. An adjustment made purusant to this Section 8(b) shall be made as of the record date for the subject stock dividend or distribution.

            (c) In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets or property of the Company that is effected in such a way that holders of the securities issuable upon exercise of the Warrants shall be entitled to receive securities or other property with respect to or in exchange for the securities issuable upon exercise of the Warrants, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate


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provision whereby the Registered Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the Corporate Office of the Warrant Agent a statement signed by its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. The above provisions of this Section 8(c) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

            (d) Irrespective of any adjustments or changes in the Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Section 2(e) hereof, continue to express the Exercise Price per share and the number of shares purchasable thereunder as the Exercise Price per share and the number of shares purchasable thereunder were expressed in the Warrant Certificates when the same were originally issued.

            (e) After each adjustment of the Exercise Price pursuant to this
Section 8, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Exercise Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Warrant Agent and cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

            (f) Warrantholders shall not be entitled to cash dividends paid by the Company prior to the exercise of any Warrant or Warrants held by them.

            SECTION 9. Redemption.

            (a) Commencing on the Initial Warrant Redemption Date, the Company may, on not less than 30 days' prior written notice (which may be given before the Initial Warrant Redemption Date) redeem all or a portion (pro rata among all Registered Holders) of the Warrants at the Redemption Price, provided, however, that before any such call for redemption of Warrants can take place, (A) the average closing bid price for the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System or (B) the closing sale price on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange, shall have for 20 consecutive Trading Days ending within ten days prior to the date on which the notice


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contemplated by (b) and (c) below is given, equaled or exceeded $_____ [200% of the initial public offering price of the Common Stock] per share (subject to adjustment in the event of any stock splits or other similar events as provide in Section 8 hereof); provided, further that so long as any Representative's Warrants shall be held by the Representative or an affiliate of the Representative, the Company may not redeem such Representative's Warrants.

            (b) If the Company shall exercise its right to redeem any or all of the Warrants, it shall give or cause to be given notice to the Registered Holders of the Warrants, by mailing to such Registered Holders a notice of redemption, first class, postage prepaid, at their last address as shall appear on the records of the Warrant Agent. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given in accordance with
Section 12 whether or not the Registered Holder receives such notice. Not less than five Business Days prior to the mailing to the Registered Holders of the Warrants of the notice of redemption, the Company shall deliver or cause to be delivered to the Representative a similar notice telephonically and confirmed in writing together with a list of the Registered Holders (including their respective addresses and number of Warrants beneficially owned) to whom such notice of redemption has been or will be given and the number of Warrants to be redeemed from each such Registered Holder.

            (c) The notice of redemption shall specify (i) the Redemption Price,
(ii) the date fixed for redemption, which shall in no event be less then thirty
(30) days after the date of mailing of such notice, (iii) the number of Warrants to be redeemed from the recipient Registered Holder, (iv) the place where the Warrant Certificate shall be delivered and the Redemption Price shall be paid, and (v) that the right to exercise the Warrants to which the notice of redemption applies shall terminate at 5:00 p.m. (New York time) on the Business Day immediately preceding the date fixed for redemption. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Registered Holder
(a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Warrant Agent or the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

            (d) Any right to exercise a Warrant shall terminate at 5:00 p.m. (New York time) on the Business Day immediately preceding the Redemption Date fixed for such Warrant. The Redemption Price payable to the Registered Holders shall be mailed to such persons at their addresses of record.

            (e) The Company shall indemnify the Representative and each person, if any, who controls the Representative within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from the registration statement or prospectus referred to in
Section 5(b) hereof to the same extent and with the same effect (including the provisions regarding contribution) as the provisions pursuant to which the Company has agreed to indemnify the Representative contained in Section 7 of the Underwriting Agreement.

            (f) If and to the extent reasonably requested by the Representative, five Business Days prior to the Redemption Date, the Company shall furnish to the Representative (i) an opinion of counsel to the Company, dated such date and addressed to the Representative, and (ii) a "cold comfort" letter dated such date addressed to the Representative, signed by the independent public accountants who have issued a report on the Company's financial statements included in the registration statement, if any, of the Company in connection with such redemption, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities, including, without limitation, those matters covered in Sections 6(k) and (l) of the Underwriting Agreement.

            (g) The Company shall as soon as practicable after the Redemption Date, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the Redemption Date.

            SECTION 10. Concerning the Warrant Agent. (a) The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

            (b) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Exercise Price provided in this Agreement, or to determine whether any fact exists which may require any such adjustment, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. It shall not (i) be liable for any recital or statement of fact contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own gross negligence, bad faith or willful misconduct.

            (c) The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

            (d) Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board of Directors, President, any Vice President, or the Treasurer (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand.

            (e) The Company has agreed in a separate agreement to pay the Warrant Agent reasonable compensation or its services hereunder and to reimburse it for its reasonable expenses hereunder. The Company further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's gross negligence, bad faith or willful misconduct.

            (f) The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own gross negligence, bad faith or willful misconduct), after giving 30 days' prior written notice to the Company. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate at the Company's expense. Upon such resignation the Company shall appoint in writing a successor Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the Registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a bond or trust company having a capital and surplus, as shown by its last published report to its stockholders, of not less than $10,000,000 or a stock transfer company doing business in New York, New York. After acceptance in writing of such appointment by the successor Warrant Agent is received by the Company, such successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

            (g) Any corporation into which the Warrant Agent may be converted or merged, any corporation resulting from any consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent shall be the Warrant Agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor Warrant Agent shall promptly cause notice of its succession, and a written consent agreeing to act hereunder, as Warrant Agent to be mailed to the Company and to the Registered Holders of each Warrant Certificate.

            (h) The Warrant Agent, its subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or any other legal entity.

            SECTION 11. Modification of Agreement. The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adversely affect the interest of the holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing not less than two- thirds of the Warrants then outstanding; provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or to increase the Exercise Price therefor, shall be made without the consent in writing of the Registered Holders representing not less than two-thirds of the Warrants then outstanding, other than such changes as are presently specifically prescribed by this Agreement as originally executed.

            SECTION 12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first- class postage prepaid, or delivered to a telegraph office for transmission, if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company, at One Kendall Square, Building 200, Suite 2200, Cambridge, Massachusetts 02139, Attention: Vice President of Finance, Chief Financial Officer and Treasurer, or at such other address as may have been furnished to the Warrant Agent in writing by the Company; and if to the Warrant Agent, at its Corporate Office. Copies of an notice delivered to the Representative pursuant to this Agreement shall be delivered to First United Equities Corporation 200 Garden City Plaza, Suite 518, Garden City, New York, 11530, Attention _________, or at such other address as may have been furnished to the Company and the Warrant Agent in writing.

            SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns and the Registered Holders from time to time of Warrant Certificates or any of them. Except as hereinafter stated, nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose upon any other person any duty, liability or obligation. The Representative is, and shall at all times irrevocably be deemed to be, a third-party beneficiary of this Agreement, with full power, authority and standing to enforce the rights granted to it hereunder.

            SECTION 15. Counterparts. This Agreement may be executed in several counterparts each with the same effect. Any single counterpart or set of counterparts signed, in either case, by all the parties shall constitute a full and original document for all purposes.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


[SEAL]

APOLLO BIOPHARMACEUTICS, INC.             AMERICAN STOCK TRANSFER AND
                                          TRUST COMPANY


By:________________________________       By:___________________________________
   Name:                                     Name:
   Title:                                    Title:

                                   EXHIBIT A

No. W_____                                      VOID AFTER MARCH__, 2002
                                                 ______________ WARRANTS


                       REDEEMABLE WARRANT CERTIFICATE TO
                             PURCHASE COMMON STOCK

                         _____________________________

                                                      CUSIP___

THIS CERTIFIES THAT, FOR VALUE RECEIVED

or registered assigns (the "Registered Holder") is the owner of the number of Redeemable Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $0.02 par value, of Apollo BioPharmaceutics, Inc., a Delaware corporation (the "Company"), at any time from March __, 1997 [the date of the Prospectus] (the "Initial Warrant Exercise Date"), and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Exercise Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer and Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $_____, [130% of the initial public offering price of the Common Stock] subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by certified or bank check made payable to the Company.

            This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated March __, 1997 [date of the Prospectus], by and between the Company and the Warrant Agent.

            In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

            Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

            The term "Expiration Date" shall mean 5:00 p.m. (New York time) on March __, 2002 [the date which is the fifth anniversary of the Initial Warrant Exercise Date]. If such date shall in The City of New York be a Saturday or Sunday or a day on which banks are authorized or required to close (a "Business Day"), then the Expiration Date shall mean 5:00 p.m. (New York time) the next following Business Day.

            The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to such securities is effective or unless, in the opinion of counsel to the Company, an exemption thereunder is available. The Company has covenanted and agreed that if any securities to be reserved for the purpose of exercise of the Warrants represented hereby require registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will file a registration statement under the federal securities laws or a post-effective amendment, use its reasonable efforts to cause the same to become or remain effective and to keep such registration statement current while any of the Warrants are outstanding, and deliver a prospectus that complies with
Section 10(a)(3) of the Securities Act to the Registered Holder exercising this Warrant. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

            This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon the presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

            Prior to the exercise of any Warrant represented hereby, the Registered Holder, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

            Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Company, at a redemption price of $0.25 per Warrant, at any time commencing after the Initial Warrant Exercise Date, provided that (i) the average closing bid price for the Company's Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or (ii) the closing sale price on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange, shall have for 20 consecutive days on which such market is open for trading ending within ten days prior to the Notice of Redemption, as defined below, equaled or exceeded $_____ [200% of the initial public offering price of Common Stock] per share (subject to adjustment in the event of any stock splits or other similar events). Notice of redemption (the "Notice of Redemption") shall be given by the Company not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no right with respect to this Warrant except to receive the $0.25 per Warrant upon surrender of this Certificate.

            Under certain circumstances described in the Warrant Agreement, First United Equities Corporation shall be entitled to receive as a solicitation fee an aggregate of five percent (5%) of the Exercise Price of the Warrants represented hereby.

            Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

            This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

            Dated March __, 1997


SEAL                                      APOLLO BIOPHARMACEUTICS, INC.



                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

COUNTERSIGNED:

AMERICAN STOCK TRANSFER
AND TRUST COMPANY
as Warrant Agent


By: ___________________________
      Authorized Officer

                                 EXERCISE FORM

                    To Be Executed by the Registered Holder
                         in Order to Exercise Warrant

            The undersigned Registered Holder hereby irrevocably elects to exercise __________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in name of

                         PLEASE INSERT SOCIAL SECURITY
                          OR OTHER IDENTIFYING NUMBER

                             ______________________

                             ______________________

                             ______________________

                             ______________________
                    (please print or type name and address)

and be delivered to

                             ______________________

                             ______________________

                             ______________________

                             ______________________
                    (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

                   IMPORTANT: PLEASE COMPLETE THE FOLLOWING:

            1. The exercise of this Warrant was solicited by First United Equities Corporation unless the following box is checked.

            2.    The exercise of this Warrant was solicited by

            3. If the exercise of this Warrant was not solicited, please check the following box.

Dated:________________________      X_____________________________

                                    ______________________________

                                    ______________________________
                                     Address

                                    ______________________________
                                    Social Security or Taxpayer
                                    Identification Number

                                    ______________________________
                                    Signature Guaranteed

                                  ASSIGNMENT

                    To Be Executed by the Registered Holder
                          in Order to Assign Warrants

FOR VALUE RECEIVED, ________________, hereby sells, assigns and transfers unto

                         PLEASE INSERT SOCIAL SECURITY
                          OR OTHER IDENTIFYING NUMBER

                             ______________________

                             ______________________

                             ______________________

                             ______________________
                    (please print or type name and address)

____________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints _____________________________ as its/his/her attorney-in-fact to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:________________________      X_____________________________
                                         Signature Guaranteed

THE SIGNATURE TO THE ASSIGNMENT OR THE EXERCISE FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ON OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM.

                                   EXHIBIT B


No. W_____                                      VOID AFTER MARCH __, 2002
                                                 ______________ WARRANTS


                            WARRANT CERTIFICATE TO
                             PURCHASE COMMON STOCK

                           _________________________
                                                            CUSIP____

THIS CERTIFIES THAT, FOR VALUE RECEIVED

or registered assigns (the "Registered Holder") is the owner of the number of Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $0.02 par value, of Apollo BioPharmaceutics, Inc., a Delaware corporation (the "Company"), at any time from March __, 1997 [the date of the Prospectus] (the "Initial Warrant Exercise Date"), and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Exercise Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer and Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $_____, [130% of the initial public offering price of the Common Stock] subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by certified or bank check made payable to the Company.

            This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated March __, 1997 [date of the Prospectus], by and between the Company and the Warrant Agent. This Warrant Certificate is being issued upon exercise of certain Representative's Warrants issued by the Company and dated as of March __, 1997.

            In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

            Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

            The term "Expiration Date" shall mean 5:00 p.m. (New York time) on March ___, 2002 [the date which is the fifth anniversary of the Initial Warrant Exercise Date]. If such date shall in the City of New York be a Saturday or Sunday or a day on which banks are authorized or required to close (a "Business Day"), then the Expiration Date shall mean 5:00 p.m. (New York time) the next following Business Day.

            The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to such securities is effective or unless, in the opinion of counsel to the Company, an exemption thereunder is available. The Company has covenanted and agreed that if any securities to be reserved for the purpose of exercise of the Warrants represented hereby require registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will file a registration statement under the federal securities laws or a post-effective amendment, use its best efforts to cause the same to become or remain effective and to keep such registration statement current while any of the Warrants are outstanding and deliver a prospectus that complies with Section 10(a)(3) of the Securities Act to the Registered Holder exercising this Warrant. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

            This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon the presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

            Prior to the exercise of any Warrant represented hereby, the Registered Holder, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

            Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Company, at a redemption price of $0.25 per Warrant, at any time commencing after the Initial Warrant Exercise Date, provided that (i) the average closing bid price for the Company's Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or (ii) the closing sale price on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange, shall have for 20 consecutive days on which such market is open for trading ending within ten days prior to the Notice of Redemption, as defined below, equaled or exceeded $_______ [200% of the initial public offering price of Common Stock] per share (subject to adjustment in the event of any stock splits or other similar events); provided, further that so long as this Warrant is held by the Representative or an affiliate of the Representative, the Company may not redeem this Warrant. Notice of redemption (the "Notice of Redemption") shall be given by the Company not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no right with respect to this Warrant except to receive the $0.25 per Warrant upon surrender on this Certificate.

            Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

            This Warrant Certificate may not be transferred for a period of one year from the Initial Warrant Exercise Date, except to officers of the Representative or to members of the Representative's selling group in the Public Offering.

            This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

            Dated __________, 19__.

      SEAL                          APOLLO BIOPHARMACEUTICS, INC.


                                    By:_____________________________________
                                        Name:
                                        Title:

                                    By:_____________________________________
                                        Name:
                                        Title:

COUNTERSIGNED:

AMERICAN STOCK TRANSFER AND TRUST COMPANY, as Warrant Agent


By:_____________________________
      Authorized Officer

                                 EXERCISE FORM

                    To Be Executed by the Registered Holder
                         in Order to Exercise Warrant

            The undersigned Registered Holder hereby irrevocably elects to exercise __________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in name of

                         PLEASE INSERT SOCIAL SECURITY
                          OR OTHER IDENTIFYING NUMBER

                             ______________________

                             ______________________

                             ______________________

                             ______________________
                    (please print or type name and address)

and be delivered to

                             ______________________

                             ______________________

                             ______________________

                             ______________________
                    (please print or type name and address)
and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

Dated:________________________      X_____________________________

                                    ______________________________

                                    ______________________________
                                     Address

                                    ______________________________
                                    Social Security or Taxpayer
                                    Identification Number

                                    ______________________________
                                    Signature Guaranteed

                                  ASSIGNMENT

                    To Be Executed by the Registered Holder
                          in Order to Assign Warrants


FOR VALUE RECEIVED, ____________________________, hereby sells, assigns and transfers unto

                         PLEASE INSERT SOCIAL SECURITY
                          OR OTHER IDENTIFYING NUMBER

                             ______________________

                             ______________________

                             ______________________

                             ______________________
                    (please print or type name and address)

____________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ______________________ as its/his/her attorney-in-fact to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:________________________      X_____________________________
                                         Signature Guaranteed

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ON OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM.


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